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WORLDTALK COMMUNICATIONS CORPORATION                              EXHIBIT 10.3
Form of Employment Agreement, dated January 23, 1997,
between Registrant and Stephen R. Bennion, Steve M. Goldner
and Mark A. Jung
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                      WORLDTALK COMMUNICATIONS CORPORATION

                              EMPLOYMENT AGREEMENT

         This Agreement is entered into as of January 23, 1997 by and between Worldtalk Communications Corporation, a Delaware corporation (the "Company"), and ("Employee"). In consideration of the terms and conditions set forth in this Agreement, the parties agree as follows:

         1.       DEFINITIONS.

                  1.1 For purposes hereof "Cause" for termination of any Employee's employment will exist at any time after the happening of one or more of the following events: (a) the Employee's conviction of a felony involving moral turpitude; (b) any willful act or acts of dishonesty undertaken by the Employee and intended to result in substantial gain or personal enrichment of the Employee, directly or indirectly, at the expense of the Company or a Successor, Parent, Subsidiary or Affiliate of the Company (as such terms are defined in the Company's 1996 Equity Incentive Plan); (c) any willful act or misconduct which is materially and demonstrably injurious to the Company or a Successor, Parent, Subsidiary or Affiliate of the Company; (d) substantial and repeated neglect of the Employee's responsibility, or malfeasance thereof, that remains uncured after 30 days written notice of such neglect or malfeasance; or
(e) the Employee's death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

                  1.2 A "Merger" shall mean (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings), or (b) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own at least 90% of the issued and outstanding capital stock or other equity interests in the Company.

                  1.3 A "Sale" means a Merger, the sale of all or substantially all of the assets of the Company as a going concern in a single transaction or series of related transactions or the sale or transfer of a majority of the outstanding shares of the Company by the stockholders of the Company in a single transaction or a series of related transactions other than market transactions to unrelated purchasers.

                  1.4  A "Transaction "means:

                       (a)      a dissolution or liquidation of the Company;

                       (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company);

                       (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own at least 90% of the issued and outstanding capital stock or other equity interests in the Company;

                       (d) the sale of all or substantially all of the assets of the Company; or



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                       (e) any other transaction which qualifies as a
         "corporate transaction" under Section 424(a) of the Internal Revenue Code of 1986, as amended, wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company).

         2. EMPLOYMENT. The Company hereby continues to employ Employee and Employee hereby continues to accept employment with the Company upon the terms and conditions set forth in this Agreement. Employee hereby represents and warrants to the Company that he is free to enter into and fully perform this Agreement and the Proprietary Rights and Confidentiality Agreement he has signed for the benefit of the Company (the "Confidentiality Agreement").

         3. SALARY AND BENEFITS. For the performance of all of Employee's obligations under this Agreement, the Company shall set the Employee's salary and bonuses from time to time, which salary and bonuses will be payable as earned in accordance with the payroll policies of the Company as constituted from time to time. During the term of this Agreement, Employee shall be entitled to receive fringe benefits of employment generally available to the Company's other similarly situated employees as he becomes eligible for them.

         4. TERM. Employee's employment with the Company is not for a specified term, is at will and may be terminated by either party with or without cause as described in this Section 4. Employee, in his sole discretion, may, at any time, terminate his employment, with or without cause (which will also terminate this Agreement) after giving the Company two weeks prior written notice. The Company, in its sole discretion, may terminate the employment of Employee, with or without cause, immediately upon giving Employee written notice, but may not terminate this Agreement. This Agreement shall also terminate upon the first to occur of the fifth anniversary of this Agreement (except as provided in Section
5.2 below as to any effective employment or consulting obligations subsequent to a Sale), the death of Employee (except as provided in Section 5.2.4 below) or upon written notice given by the Employee to the Company.

         5. TERMINATION IN CONNECTION WITH TRANSACTION.

            5.1 CONTINUATION OF EMPLOYMENT. In the event of a
Transaction, then the Employee's employment may be continued with the successor company, if any, under such terms as the Employee and the successor company may mutually agree and:

                       (a) any or all shares of the Company's capital stock, with respect to the vesting thereof, and any options for the purchase of the same (collectively, as to all such shares and options, "Awards") shall be assumed, converted, substituted or replaced by the successor company, if any, by options or shares that are substantially equivalent to the Awards, which assumption, conversion or replacement will be binding on Employee; or

                       (b) subject to Section 5.4 below, the successor corporation may provide substantially similar consideration to Employee as was provided to stockholders with respect to any options to purchase the Company's capital stock (after taking into account the existing provisions of the Awards) and provide, with respect to shares of the Company's capital stock, the same consideration as provided to stockholders of the Company subject to repurchase restrictions no less favorable to the Employee.

With respect to a Sale of the Company, if the successor company or any of its affiliates, if any, does not offer Employee a position with the successor or any of its affiliates that is within Employee's expertise and is reasonably similar in duties and responsibilities to Employee's position with the Company, and as a result, Employee declines employment with the successor company or any of its affiliates, then (a) such failure shall be deemed a termination in connection with the Sale with notice as provided in Section 5.2.1 below, (b) Employee shall be deemed an employee for 12 months subsequent to the closing of the Sale entitled to the benefits of Section 5.2.1 below, it being understood that Employee may, at Employee's option during such 12-month




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period, seek and obtain full-time employment elsewhere to the exclusion of the
Company and its successor, without affecting his rights under Section 5.2.1 below and (c) Employee shall perform consulting services and be entitled to the benefits provided in Section 5.2.3 below.

                  5.2  TERMINATION ON A SALE.

                       5.2.1 Notice and Continuation of Employment Upon a Sale. The Employee's employment may not be terminated by the Company or any potential acquirer in connection with the Sale without the acquirer giving the Employee 12 months prior written notice of termination at the closing of the Sale (the "Effective Date"). During the period of such notice, if any, the Employee will be paid an amount for the 12-month period that is equal to his then current salary and bonuses, whether or not the Employee's services are actually required by the Company, its successor or this Agreement during the notice period, which annual amount will be payable in 12 equal monthly installments, as earned, in accordance with the Company's normal payroll policy in effect from time to time, and the Employee will be obligated to render consulting services to the Company as specified in Section 5.2.3 below. Employee benefits will continue, and the Employee's options and shares of Common Stock will continue to vest, during the 12-month period after the Effective Date of the Sale so long as the Employee's employment is not terminated for Cause.

                       5.2.2 Notice and Continuation of Employment During the Year after Sale. During the 12-month period after the Sale, assuming the notice of termination described in Section 5.2.1 above was not given, the Employee's employment may be terminated by the Company (which, for purposes of this Section 5.2.2 and Section 5.2.3 below, shall mean the Company or its successor) for Cause at any time and may be terminated without Cause by the Company only if such termination is effective on the date 12 months after the Effective Date of the Sale. Such termination, whether with or without Cause, must be effected by giving the Employee at least 14 days prior written notice. Employee benefits will continue, and the Employee's options and shares of Common Stock will continue to vest, during the 12-month period after the Effective Date of the Sale so long as the Employee's employment is not terminated for Cause.

                       5.2.3 Consulting Obligations. If the Employee's employment is terminated upon the Sale as described in Section 5.2.1 above or is terminated by the Company without Cause during the 12-month period after the Effective Date of the Sale as described in Section 5.2.2 above, the Employee will be obligated to hold himself available to consult, at the request of the Company and on such projects within the Employee's professional expertise as the Company shall designate, during the 12-month period following the first anniversary of the Effective Date. Such services will be rendered for up to 10 hours per month and will be paid an hourly rate equal to $300 for each hour actually worked, payable monthly, as earned, in accordance with the Company's normal payroll policy in effect from time to time. For so long as the Employee's consulting obligation is not terminated for Cause, each of his options and shares will continue to vest while the consulting arrangement is in effect, the Board having determined that the Employee will be performing substantial services for the Company during that time. The Employee's services as a consultant may be terminated by the Company for Cause upon 14 days advance written notice.

                       5.2.4 Employee's Death During Employment or Consulting Period. Not-withstanding the foregoing, with respect to shares of Common Stock held by Employee that were purchased in 1995 pursuant to the terms of outstanding options and that are subject to a right of repurchase in favor of the Company, the vesting of such shares will accelerate, and the shares will be released from the Company's right of repurchase, in full, on the death of the Employee if his death occurs during the 12-month period after the Effective Date of the Sale as described in Section 5.2.1 or 5.2.2 above or during the 12-month consulting period described in Section 5.2.3 above.

                       5.2.5 Supersede Other Rights, Unless Greater. Subject to any greater rights granted to Employee under any Award, this provision will supersede and replace any other provision for accelerated vesting that applies to such Award held by the Employee, whether such Award is now granted or is granted in the future and whether such Award is now owned or will be owned in the future.

                  5.3 TERMINATION OF AWARDS ON A TRANSACTION. Except as provided in this Section 5 and provided that the successor corporation (if any) does not assume, replace, convert or substitute or pay for all




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outstanding Awards as provided in Section 5.1 above, in the event of a
Transaction, such Awards will expire on such event at such time and on such conditions as the Board shall determine upon 20 days advance written notice to Employee.

              5.4 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Employee under the foregoing provisions of this Section 5, in the event of the occurrence of any Transaction, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

           6. COLLATERAL AGREEMENTS. Employee and the Company acknowledge that the Confidentiality Agreement previously entered into between Employee and the Company will continue in full force and effect in accordance with its terms irrespective of any termination of this Agreement.

           7.   GENERAL PROVISIONS.

                7.1 WITHHOLDING. All sums payable to Employee under this Agreement shall be reduced by all federal, state, local and other withholding and similar taxes and payments required by applicable law.

                7.2 NOTICES. All notices required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or mailed by certified mail, return receipt requested, postage prepaid, to the address of the relevant party as set forth below such party's signature hereto, or as may be changed by notice given hereafter in accordance with the provisions of this Section 7.2.

                7.3 ARBITRATION. Employee and the Company shall submit to binding arbitration in any controversy or claim arising out of, or relating to, this Agreement or any breach hereof, provided, however, that the Company retains its right to, and shall not be prohibited, limited or in any other way restricted from, seeking or obtaining equitable relief from a court having jurisdiction over the parties. Such arbitration shall be conducted in accordance with the Rules of the American Arbitration Association in effect at that time, and judgment upon the determination or award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

                7.4 ENFORCEABILITY. If any provision of this Agreement shall be found by any arbitrator or court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable and to the extent that to do so would not deprive one of the parties of the substantial benefit of its bargain. Such provision shall, to the extent allowable by law and the preceding sentence, be modified by such arbitrator or court so that it becomes enforceable and, as modified, shall be enforced as any other provision hereof, all the other provisions continuing in full force and effect. Remedies provided for in this Agreement are cumulative and are in addition to any other right or remedy granted to any party by contract, at law, in equity or otherwise.

                7.5 NO WAIVER. The failure by either party at any time to require performance or compliance by the other of any of its obligations or agreements shall in no way affect the right to require such performance or compliance at any time thereafter. The waiver by either party of a breach of any provision hereof shall not be taken or held to be a waiver of any preceding or succeeding breach of such provision or any other provision of this Agreement. No waiver of any kind shall be effective or binding, unless it is in writing and is signed by the party against whom such waiver is sought to be enforced.

                7.6 ASSIGNMENT. This Agreement and all rights hereunder are personal to Employee and may not be transferred or assigned by Employee at any time. The Company may assign its rights, together with its obligations hereunder, to any parent, subsidiary, affiliate or successor, in connection with any sale, transfer or other disposition of all or substantially all of its business and assets, provided, however, that any such assignee assumes the Company's obligations hereunder. This Agreement shall be binding upon, and inure to the benefit of, the permitted successors and representatives of the respective parties hereto.


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               7.7  ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire and only agreement between the parties relating to employment of Employee with the Company, and supersedes and cancels any and all previous contracts, arrangements or understandings with respect thereto. This Agreement may be amended, modified, superseded, canceled, renewed or extended only by an agreement in writing executed by both parties hereto.

                7.8 GENERAL INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall in no way affect the meaning or interpretation of this Agreement. In this Agreement, the singular includes the plural, the plural included the singular, and the masculine gender includes both male and female referents. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which, taken together, constitute one and the same agreement. This Agreement and the rights and obligations of the parties hereto shall be construed in accordance with the laws of the State of California, without giving effect to the principles of conflict of laws.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

EMPLOYEE:                                     WORLDTALK COMMUNICATIONS
         ---------------------------                 CORPORATION


                                       By:
------------------------------------      ---------------------------------
(Signature)                                  Mark A. Jung, President

Address:                               Address: 5155 Old Ironsides Drive
        -----------------------------           Santa Clara, California 95054
                                                Attn:  President
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